Exhibit 99.17

FORM OF AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ADELPHIA COMMUNICATIONS CORPORATION

********

PREAMBLE

THE UNDERSIGNED being a natural person for the purpose of organizing a corporation under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:

1.             The name of the corporation is Adelphia Communications Corporation (the “Corporation”).

2.             The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 1, 1986.

3.             On June 25, 2002, the Corporation and certain of its affiliates filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) (Case No. 02-41729 (REG)).  This Amended and Restated Certificate of Incorporation has been duly adopted in accordance with sections 245 and 303 of the DGCL, pursuant to the authority granted to the Corporation under Section 303 of the DGCL to put into effect and carry out the Fourth Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code of Adelphia Communications Corporation, et al. as confirmed on [INSERT DATE] by order (the “Order”) of the Bankruptcy Court.  Provision for the making of this Amended and Restated Certificate of Incorporation is contained in the Order of the Bankruptcy Court having jurisdiction under the Bankruptcy Code for the formation of the Corporation.

4.             The Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety as follows:

ARTICLE I.

The name of the corporation (the “Corporation”) is:  ADELPHIA COMMUNICATIONS CORPORATION.

ARTICLE II.

The address of the registered office of the Corporation in the State of Delaware is [2711 Centerville Road, Suite 400, Wilmington, County of New Castle, Delaware, 19808].

The name of the registered agent of the Corporation at such address is [Corporation Service Company].

ARTICLE III.

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE IV.

The total number of shares of stock which the Corporation shall have authority to issue is 1000 shares of Common Stock, each of which shall have a par value of one cent ($0.01) per share.

ARTICLE V.

Pursuant to Section 1123 of title 11 of the United States Code, notwithstanding any other provision contained herein to the contrary, to the extent prohibited by Section 1123 of title 11 of the United States Code, the Corporation shall not issue non-voting equity securities.

ARTICLE VI.

In furtherance and not in limitation of the powers conferred by statute, the by-laws of the Corporation may be made, altered, amended or repealed solely by the sole stockholder.

ARTICLE VII.

Elections of directors need not be by written ballot.

ARTICLE VIII.

(a)  The Corporation shall indemnify to the fullest extent permitted under and in accordance with the laws of the State of Delaware any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or

2

not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person’s conduct was unlawful.

(b)  The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

(c)  Expenses incurred in defending a civil or criminal action, suit or proceeding shall (in the case of any action, suit or proceeding against a director of the Corporation) or may (in the case of any action, suit or proceeding against an officer, trustee, employee or agent) be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors upon receipt of an undertaking by or on behalf of the indemnified person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article.

(d)  The indemnification and other rights set forth in this Article VIII shall not be exclusive of any provisions with respect thereto in the by-laws of the Corporation or any other contract or agreement between the Corporation and any officer, director, employee or agent of the Corporation.

(e)  Neither the amendment nor repeal of this Article VIII, nor the adoption of any provision of this Certificate of Incorporation inconsistent with Article VIII, shall eliminate or reduce the effect of this Article VIII in respect of any matter occurring before such amendment, repeal or adoption of an inconsistent provision or in respect of any cause of action, suit or claim relating to any such matter which would have given rise to a right of indemnification or right to receive expenses pursuant to this Article VIII if such provision had not been so amended or repealed or if a provision inconsistent therewith had not been so adopted.

(f)  No director shall be personally liable to the Corporation or any stockholder for monetary damages for breach of fiduciary duty as a director; provided, however, that the foregoing shall not eliminate or limit the liability of a director:

(i)  for any breach of the director’s duty of loyalty to the Corporation or its stockholders;

3

(ii)  for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

(iii)  under Section 174 of the DGCL; or

(iv)  for any transaction from which the director derived an improper personal benefit.

If the DGCL is amended after the date hereof to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

4

IN WITNESS WHEREOF, the undersigned has duly executed this Amended and Restated Certificate of Incorporation this __ day of ____________ , ___ .

ADELPHIA COMMUNICATIONS CORPORATION

By:
Name:
Title:

5

ADELPHIA COMMUNICATIONS CORPORATION

INCORPORATED UNDER THE LAWS OF

THE STATE OF DELAWARE

FORM OF AMENDED AND RESTATED BY-LAWS

ARTICLE I.
OFFICES.

The registered office of Adelphia Communications Corporation (the “Corporation”) shall be located in the state of Delaware and shall be at such address as shall be set forth in the Certificate of Incorporation.  The registered agent of the Corporation at such address shall be as set forth in the Certificate of Incorporation.  The Corporation may also have such other offices at such other places, within or without the State of Delaware, as the Board of Directors may from time to time designate or the business of the Corporation may require.

ARTICLE II.
STOCKHOLDERS.

Section 1.               Annual Meeting.  The annual meeting of the sole stockholder for the election of directors and the transaction of any other business shall be held on such date and at such time and in such place, either within or without the State of Delaware, as shall from time to time be designated by the Board of Directors.  At the annual meeting any business may be transacted and any corporate action may be taken, whether stated in the notice of meeting or not, except as otherwise expressly provided by statute or the Certificate of Incorporation.

Section 2.               Special Meetings.  Special meetings of the stockholder for any purpose may be called at any time by the Chairman of the Board of Directors.  Special meetings shall be held at such place or places within or without the State of Delaware as shall from time to time be designated by the Chairman of the Board of Directors.  At a special meeting no business shall be transacted and no corporate action shall be taken other than that stated in the notice of the meeting.

Section 3.               Notice of Meetings.  Written notice of the time and place of any stockholder’s meeting, whether annual or special, shall be given to each stockholder entitled to vote thereat, by personal delivery or by mailing the same to him at his address as the same appears upon the records of the Corporation at least ten (10) days but not more than sixty (60) days before the day of the meeting.  Notice of any adjourned meeting need not be given except by announcement at the meeting so adjourned, unless otherwise ordered in connection with such adjournment.  Such further notice, if any, shall be given as may be required by law.

Section 4.               Quorum.  The sole stockholder, who shall be present in person or represented by proxy at any meeting duly called, shall constitute a quorum for the transaction of all business.

Section 5.               Adjournment of Meetings.  The sole stockholder may adjourn a stockholder’s meeting from time to time without notice other than by announcement at the meeting and for such time or upon such call as may be determined by the sole stockholder.  At any adjourned meeting at which a quorum shall be present, any business may be transacted and any corporate action may be taken which might have been transacted at the meeting as originally called.

Section 6.               Voting List.  The Secretary shall prepare and make, at least ten (10) days before every election of directors, a record relating to the stockholder entitled to vote at such meeting, showing the address of such stockholder and the number of shares of such stockholder.  Such list shall be open at the place where the election is to be held for said ten (10) days, to the examination of any stockholder, and shall be produced and kept at the time and place of election during the whole time thereof, and subject to the inspection of any stockholder who may be present.

Section 7.               Voting.  The sole stockholder may vote at any meeting either in person or by proxy, but no proxy shall be voted on or after three years from its date, unless said proxy provides for a longer period.  Except as otherwise provided by the Certificate of Incorporation, the sole stockholder shall at every stockholder’s meeting be entitled to one vote for each share of stock registered in his name on the record of stockholders.  At all stockholder’s meetings all matters, except as otherwise provided by statute, shall be determined by the affirmative vote of the sole stockholder.  Voting at the stockholder’s meetings need not be by written ballot.

Section 8.               Record Date of Stockholders.  The Board of Directors is authorized to fix in advance a date not exceeding sixty (60) days nor less than ten (10) days preceding the date of any stockholder’s meeting, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining the consent of the sole stockholder for any purposes, as a record date for the determination of the stockholder entitled to notice of, and to vote at, any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and, in such case, such stockholder and only such stockholder as shall be the stockholder of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation, after such record date fixed as aforesaid.

Section 9.               Action Without Meeting.  Any action required or permitted to be taken at any annual or special meeting of the sole stockholder may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the sole stockholder and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the sole stockholder are recorded.  Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

Section 10.             Conduct of Meetings.  The Chairman of the Board of Directors, or if there be none, or in the Chairman’s absence, the President shall preside at all regular or special meetings of the sole stockholder.  To the maximum extent permitted by law, such presiding person shall have the power to set procedural rules, including but not limited to rules respecting the time allotted to the stockholder to speak, governing all aspects of the conduct of such meetings.

ARTICLE III.
DIRECTORS.

Section 1.               Number and Qualifications:  The Board of Directors shall consist of one director.  The director need not be a stockholder.

Section 2.               Election of Directors:  The director shall be elected by the sole stockholder at the annual meeting of the stockholder.

Section 3.               Duration of Office:  The director chosen at any annual meeting shall, except as hereinafter provided, hold office until the next annual election and until its successor is elected and qualifies.

Section 4.               Removal and Resignation of Directors:  Except as set forth in the Certificate of Incorporation of the Corporation, as such certificate may be amended by any Certificates of Designation filed by the Corporation, any director may be removed from the Board of Directors, with or without cause, by the sole stockholder, either by written consent or consents or at any special stockholder’s meeting called for that purpose, and the office of such director shall forthwith become vacant.

Any director may resign at any time.  Such resignation shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the President or Secretary.  The acceptance of a resignation shall not be necessary to make it effective, unless so specified therein.

Section 5.               Filling of Vacancies:  Any vacancy among the directors, occurring from any cause whatsoever, may be filled solely by the sole stockholder.

Any person elected to fill a vacancy shall hold office, subject to the right of removal as hereinbefore provided, until the next annual election and until his successor is elected and qualifies.

Section 6.               Regular Meetings:  The Board of Directors shall hold an annual meeting for the purpose of organization and the transaction of any business immediately after the annual meeting of the sole stockholder, provided a quorum of directors is present.  Other regular meetings may be held at such times as may be determined from time to time by resolution of the Board of Directors.

Section 7.               Special Meetings:  Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors or by the President.

Section 8.               Notice and Place of Meetings:  Meetings of the Board of Directors may be held at the principal office of the Corporation, or at such other place as shall be stated in the notice of such meeting.  Notice of any special meeting, and, except as the Board of Directors may otherwise determine by resolution, notice of any regular meeting also, shall be mailed to each director addressed to him at his residence or usual place of business at least two (2) days before the day on which the meeting is to be held, or if sent to him at such place by facsimile, telegraph or cable, or delivered personally or by telephone, not later than the day before the day on which the meeting is to be held.  No notice of the annual meeting of the Board of Directors shall be required if it is held immediately after the annual meeting of the sole stockholder and if a quorum is present.

Section 9.               Business Transacted at Meetings, etc.:  Any business may be transacted and any corporate action may be taken at any regular or special meeting of the Board of Directors at which a quorum shall be present, whether such business or proposed action be stated in the notice of such meeting or not, unless special notice of such business or proposed action shall be required by statute.

Section 10.             Quorum:  The presence of the sole director at any time in office shall constitute a quorum.  At any meeting at which a quorum is present, the vote of sole director shall be the act of the Board of Directors.  The members of the Board of Directors shall act only as the Board of Directors and the individual members thereof shall not have any powers as such.

Section 11.             Compensation:  The directors shall not receive any stated salary for their services as directors, but by resolution of the Board of Directors a fixed fee and expenses of attendance may be allowed for attendance at each meeting.  Nothing herein contained shall preclude any director from serving the Corporation in any other capacity, as an officer, agent or otherwise, and receiving compensation therefor.

Section 12.             Action Without a Meeting:  Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board of Directors or committee.

Section 13.             Meetings Through Use of Communications Equipment:  Members of the Board of Directors, or any committee designated by the Board of Directors, shall, except as otherwise provided by law, the Certificate of Incorporation or these By-laws, have the power to participate in a meeting of the Board of Directors, or any committee, by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at the meeting.

ARTICLE IV.
COMMITTEES.

Section 1.               Committees:  Committees, whose members need not be directors, may be appointed by the Board of Directors, which committees shall hold office for such time and have such powers and perform such duties as may from time to time be assigned to them by the Board of Directors.

Any member of such a committee may be removed at any time, with or without cause, by the Board of Directors.  Any vacancy in a committee occurring from any cause whatsoever may be filled by the Board of Directors.

Section 2.               Resignation:  Any member of a committee may resign at any time.  Such resignation shall be made in writing and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the President or Secretary.  The acceptance of a resignation shall not be necessary to make it effective unless so specified therein.

Section 3.               Quorum:  A majority of the members of a committee shall constitute a quorum.  The act of a majority of the members of a committee present at any meeting at which a quorum is present shall be the act of such committee.  The members of a committee shall act only as a committee, and the individual members thereof shall not have any powers as such.

Section 4.               Record of Proceedings, etc.:  Each committee shall keep a record of its acts and proceedings, and shall report the same to the Board of Directors when and as required by the Board of Directors.

Section 5.               Organization, Meetings, Notices, etc.:  A committee may hold its meetings at the principal office of the Corporation, or at any other place which a majority of the committee may at any time agreed upon.  Each committee may make such rules as it may deem expedient for the regulation and carrying on of its meetings and proceedings. Any notice of a meeting of such committee may be given by the Secretary of the Corporation or by the chairman of the committee and shall be sufficiently given if mailed to each member at his residence or usual place of business at least two (2) days before the day on which the meeting is to be held, or if sent to him at such place by facsimile, telegraph or cable, or delivered personally or by telephone not later than twenty-four (24) hours before the time at which the meeting is to be held.

Section 6.               Compensation:  The members of any committee shall be entitled to such compensation as may be allowed them by resolution of the Board of Directors.

ARTICLE V.
OFFICERS.

Section 1.               Number:  The officers of the Corporation shall be a President and a Secretary and such other officers as may be appointed in accordance with the provisions of this Article V.  The Board of Directors shall also elect a Chairman of the Board of Directors.

Section 2.               Election, Term of Office and Qualifications: The officers, except as provided in Section 3 of this Article V, shall be chosen annually by the sole stockholder.  Each such officer shall, except as herein otherwise provided, hold office until his successor shall have been chosen and shall qualify.  The Chairman of the Board of Directors shall be a director of the Corporation, and should he cease to be a director, he shall ipso facto cease to be an officer.  Except as otherwise provided by law, any number of offices may be held by the same person.

Section 3.               Other Officers:  Other officers, including one or more vice-presidents, assistant secretaries, treasurer or assistant treasurers, may from time to time be appointed by the sole stockholder, which other officers shall have such powers and perform such duties as may be assigned to them by the sole stockholder or the officer or committee appointing them.

Section 4.               Removal of Officers:  Any officer of the Corporation may be removed from office, with or without cause, by a vote of the sole stockholder.

Section 5.               Resignation:  Any officer of the Corporation may resign at any time.  Such resignation shall be in writing and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the President or Secretary.  The acceptance of a resignation shall not be necessary in order to make it effective, unless so specified therein.

Section 6.               Filling of Vacancies:  A vacancy in any office shall be filled by the sole stockholder.

Section 7.               Compensation:  The compensation of the officers shall be fixed by the sole stockholder.

Section 8.               Chairman of the Board of Directors:  The Chairman of the Board of Directors shall preside at all stockholder’s meetings and meetings of the Board of Directors, and shall have such power and perform such duties as may from time to time be assigned to him by the Board of Directors.

Section 9.               President:  In the absence of the Chairman of the Board of Directors, the President shall preside at all meetings of the sole stockholder and the Board of Directors.  He shall have power to call special meetings of the Board of Directors at any time.  He shall be the chief executive officer of the Corporation, and shall have the general direction of the business, affairs and property of the Corporation, and of its several officers, and shall have and exercise all such powers and discharge such duties as usually pertain to the office of President.

Section 10.             Vice-Presidents:  The vice-president, or vice-presidents if there is more than one, shall, subject to the direction of the Board of Directors, at the request of the President or in his absence, or in case of his inability to perform his duties from any cause, perform the duties of the President, and, when so acting, shall have all the powers of, and be subject to all restrictions upon, the President.  The vice-presidents shall also perform such other duties as may be assigned to them by the Board of Directors, and the Board of Directors may determine the order of priority among them.

Section 11.             Secretary:  The Secretary shall perform such duties as are incident to the office of Secretary, or as may from time to time be assigned to him by the Board of Directors, or as are prescribed by these By-laws.

Section 12.             Treasurer:  The Treasurer shall perform such duties and have powers as are usually incident to the office of Treasurer or which may be assigned to him by the Board of Directors.

ARTICLE VI.
CAPITAL STOCK.

Section 1.               Issue of Certificates of Stock:  Certificates of capital stock shall be in such form as shall be approved by the Board of Directors.  They shall be numbered in the order of their issue and shall be signed by the Chairman of the Board of Directors, the President or one of the vice-presidents, and the Secretary or an assistant secretary or the treasurer or an assistant treasurer, and the seal of the Corporation or a facsimile thereof shall be impressed or affixed or reproduced thereon, provided, however, that where such certificates are signed by a transfer agent or an assistant transfer agent or by a transfer clerk acting on behalf of the Corporation and a registrar, the signature of any such Chairman of the Board of Directors, President, vice-president, Secretary, assistant secretary, treasurer or assistant treasurer may be facsimile.  In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon have not ceased to be such officer or officers of the Corporation.

Section 2.               Registration and Transfer of Shares:  The name of each person owning a share of the capital stock of the Corporation shall be entered on the books of the Corporation together with the number of shares held by him, the numbers of the certificates covering such shares and the dates of issue of such certificates.  The shares of stock of the Corporation shall be transferable on the books of the Corporation by the holders thereof in person, or by their duly authorized attorneys or legal representatives, on surrender and cancellation of certificates for a like number of shares, accompanied by an assignment or power of transfer endorsed thereon or attached thereto, duly executed, and with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require.  A record shall be made of each transfer.

The Board of Directors may make other and further rules and regulations concerning the transfer and registration of certificates for stock and may appoint a transfer agent or registrar or both and may require all certificates of stock to bear the signature of either or both.

Section 3.               Lost, Destroyed and Mutilated Certificates:  The holder of any stock of the Corporation shall immediately notify the Corporation of any loss, theft, destruction or mutilation of the certificates therefor.  The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it alleged to have been lost, stolen or destroyed, and the Board of Directors may, in its discretion, require the owner of the lost, stolen or destroyed certificate, or his legal representatives, to give the Corporation a bond, in such sum not exceeding double the value of the stock and with such surety or sureties as they may require, to indemnify it against any claim that may be made against it by reason of the issue of such new certificate and against all other liability in the premises, or may remit such owner to such remedy or remedies as he may have under the laws of the State of Delaware.

ARTICLE VII.
DIVIDENDS, SURPLUS, ETC.

Section 1.               General Discretion of Directors:  The Board of Directors shall have power to fix and vary the amount to be set aside or reserved as working capital of the Corporation, or as reserves, or for other proper purposes of the Corporation, and, subject to the requirements of the Certificate of Incorporation, to determine whether any, if any, part of the surplus or net profits of the Corporation shall be declared as dividends and paid to the sole stockholder, and to fix the date or dates for the payment of dividends.

ARTICLE VIII.
MISCELLANEOUS PROVISIONS.

Section 1.               Fiscal Year:  The fiscal year of the Corporation shall commence on the first day of January and end on the last day of December.

Section 2.               Corporate Seal:  The corporate seal shall be in such form as approved by the Board of Directors and may be altered at their pleasure.  The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

Section 3.               Notices:  Except as otherwise expressly provided, any notice required by these By-laws to be given shall be sufficient if given by depositing the same in a post office or letter box in a sealed postpaid wrapper addressed to the person entitled thereto at his address, as the same appears upon the books of the Corporation, or by sending via facsimile, telegraphing or cabling the same to such person at such addresses; and such notice shall be deemed to be given at the time it is mailed, sent via facsimile, telegraphed or cabled.

Section 4.               Waiver of Notice:  Any stockholder or director may at any time, by writing or by telegraph or by cable, waive any notice required to be given under these By-laws, and if any stockholder or director shall be present at any meeting his presence shall constitute a waiver of such notice.

Section 5.               Checks, Drafts, etc.:  All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents of the Corporation, and in such manner, as shall from time to time be designated by resolution of the Board of Directors.

Section 6.               Deposits:  All funds of the Corporation shall be deposited from time to time to the credit of the Corporation in such bank or banks, trust companies or other depositories as the Board of Directors may select, and, for the purpose of such deposit, checks, drafts, warrants and other orders for the payment of money which are payable to the order of the Corporation, may be endorsed for deposit, assigned and delivered by any officer of the Corporation, or by such agents of the Corporation as the Board of Directors or the President may authorize for that purpose.

Section 7.               Voting Stock of Other Corporations:  Except as otherwise ordered by the Board of Directors, the President or the treasurer shall have full power and authority on behalf of the Corporation to attend and to act and to vote at any meeting of the stockholders of any corporation of which the Corporation is a stockholder and to execute a proxy to any other person to represent the Corporation at any such meeting, and at any such meeting the President or the treasurer or the holder of any such proxy, as the case may be, shall possess and may exercise any and all rights and powers incident to ownership of such stock and which, as owner thereof, the Corporation might have possessed and exercised if present.  The Board of Directors may from time to time confer like powers upon any other person or persons.

Section 8.               Indemnification of Officers and Directors:  Except for the Plan Administrator under the Adelphia Communications Corporation Plan Administrator Agreement, whose indemnification shall be governed thereby, the Corporation shall indemnify any and all of its directors or officers, including former directors or officers, and any employee, who shall serve as an officer or director of any corporation at the request of this Corporation, to the fullest extent permitted under and in accordance with the laws of the State of Delaware.

ARTICLE IX.

AMENDMENTS.

The sole stockholder shall have the sole power to make, rescind, alter, amend and repeal these By-laws.  No change of the time or place for the annual meeting of the sole stockholder for the election of directors shall be made except in accordance with the laws of the State of Delaware.

*              *              *              *              *